UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 1, 2005

                   Long Island Physician Holdings Corporation
             (Exact name of registrant as specified in its charter)

          New York                      0-27654-NY                11-3232989
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                      ONE HUNTINGTON QUADRANGLE SUITE 4C-01
                               MELVILLE, NY 11747
               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) (i) On November 1, 2005, Long Island Physician Holdings Corporation (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PwC"), as the Registrant's independent registered public accounting firm.

(ii) PwC's report on the consolidated financial statements of Registrant as of December 31, 2004 and for the year then ended contained an explanatory paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern. Except as noted in the immediately previous sentence, the reports of PwC on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The change in accountants was approved by the Board of Directors of the Registrant.

(iv) During the Registrant's two most recent fiscal years ended December 31, 2004 and 2003, and through November 1, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in PwC's reports on the consolidated financial statements for such years.

(v) During the Registrant's two most recent fiscal years ended December 31, 2004 and 2003 and through November 1, 2005, there were no "reportable events" of the kind listed in Item 304(a)(1)(iv) of Regulation S-K.

(vi) The Registrant has requested that PwC furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. PwC's letter is filed as an exhibit to this Report.

(b) Effective November 1, 2005, the Registrant has engaged Holtz Rubenstein Reminick LLP ("Holtz") to be the Registrant's independent registered public accounting firm. During the fiscal years ended December 31, 2004 and 2003 and through November 1, 2005, the Registrant has not consulted with Holtz regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Holtz concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(c) On November 1, 2005, the Registrant's majority-owned, consolidated subsidiary, MDNY Healthcare, Inc. ("MDNY"), dismissed PwC, as MDNY's independent registered public accounting firm.


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Exhibit 16.1 Letter from PriceWaterhouseCoopers LLP dated January 3, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

Dated: January 4, 2006               By: /s/ Concetta Pryor
                                         ---------------------------------------
                                         Concetta Pryor, Chief Financial Officer


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